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CONSENT OF PRICEWATERHOUSECOOPERS

                                                                    EXHIBIT 23.2

PricewaterhouseCoopers [LOGO]
[Chinese characters]

                                        18th Floor Beijing Kerry Centre
                                        1 Guang Hua Lu
                                        Chao Yang District
                                        Beijing 100020
                                        People's Republic of China
                                        Telephone +86 (10) 6561 2233
                                        Facsimile +86 (10) 8529 9000

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form F-3/A of our report dated April 7, 2003 relating to the financial statements, which appears in NetEase.com, Inc.'s Annual Report on Form 20-F for the year ended December 31, 2002. We also consent to the reference to us under the heading "Independent Auditors" in such Registration Statement.

/s/ PricewaterhouseCoopers
Beijing, China

December 29, 2003